                       IMPERIAL HOLLY CORPORATION
                     EMPLOYEE STOCK OWNERSHIP PLAN
                      (EFFECTIVE JANUARY 1, 1988)

                            SECOND AMENDMENT

          Imperial Holly Corporation, a Texas corporation, having established the imperial Holly Corporation Employee Stock Ownership Plan, effective January 1, 1988 and as thereafter amended (the "Plan"), and having reserved the right under Section
9.5 thereof to amend the Plan, does hereby amend the Plan pursuant to an Internal Revenue Service request, effective as of January 1, 1988, as follows:

          1. Section 6.3 of the Plan is hereby amended to add at the end thereof the following paragraphs (e) and (f), to read as follows:

          "(e) Upon the death of a Participant before distribution out of his Account has commenced, the entire amount in the Participant's Account shall be distributed to the Participant's spouse or other designated Beneficiary in a lump-sum within one year following the date of the Participant's death."

          (f) Upon the death of a Participant after distributions out of his Account have commenced, the remaining amount in his Account shall be distributed to the Participant's spouse or other designated Beneficiary at least as rapidly as under the method of distribution being used or the date of the Participant's death and shall be distributed in full within one year following the date of the Participant's death.

          2. Section 7.3(c) of the Plan is hereby amended to read as follows:

          "(c) Each Participant may elect that his distribution will be in the form of installment payments (but not exceeding the life expectancy of any Participant with respect to whom a distribution is being made) or will be in the form of a single lump-sum payment. The amount in a Participant's Account shall be determined by reference to the Valuation Date next preceding the date of actual distribution of the Participant's Account."

          3. Section 7.4 of the Plan is hereby amended to add at the end thereof the following paragraph (f), to read as follows:

          "(f) If a Participant dies after distribution of his Account has commenced, the remaining amount in his Account shall be distributed to the Participant's surviving spouse, if any, or to such other Beneficiary as may be designated by the Participant with the spouse's consent pursuant to
     Section 6.3(a) hereof."

          IN WITNESS WHEREOF, Imperial Holly Corporation has caused this Amendment to be executed by its duly authorized officers this 21st day of April, 1989, but effective as of January 1, 1988.

                                   IMPERIAL HOLLY CORPORATION

                                   By:______________________

ATTEST:

______________________

[SEAL]